Yorkshire Building Society ABS-15G

Exhibit 99.1

PRIVATE AND CONFIDENTIAL

The Directors
Yorkshire Building Society (the “Initial Notes Purchaser”)
Yorkshire House,
Yorkshire Drive,
Bradford,

West Yorkshire
BD5 8LJ

The Directors
Accord Mortgages Limited (the “Originator”)
Yorkshire House,
Yorkshire Drive,
Bradford,
West Yorkshire
BD5 8LJ

The Directors
Brass No.9 Plc (the “Issuer”)

C/o Wilmington Trust SP Services (London) Limited,
Third Floor,
1 King’s Arms Yard,
London,
EC2R 7AF

Lloyds Bank Corporate Markets Plc (A “Joint Lead Manager”)
25 Gresham Street,
London,
EC2V 7HN

Citigroup Global Markets Limited (A “Joint Lead Manager”)
33 Canada Square,
London,
E14 5LB

Barclays Bank PLC, acting through its investment bank (A “Joint Lead Manager”)
5 The North Colonnade,
Canary Wharf, London
E14 4BB

28 May 2020

Dear Sirs

Agreed upon procedures in respect of Accord Mortgages Limited (the “Originator”) in connection with the proposed Brass No.9 residential mortgage backed securities transaction (the “Transaction”).

1.	This AUP report is produced in accordance with the terms of our agreement dated 27 May 2020 (the “Engagement Letter”), a copy of which is attached as Appendix 2.

2.	The AUP Report will be provided to assist the Issuer, the Originator and the Joint Lead Managers in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, and for the purpose of any defence that they may wish to advance in any claim or proceedings in connection with the Transaction.

3.	It is the Originator’s responsibility to take all reasonable care to ensure that any data provided to us has been properly extracted from the Originator’s computer systems and for the creation and maintenance of all accounting records supporting that data. For the avoidance of doubt we have not performed any procedures to check the completeness or accuracy of the data in the Mortgage System, other than as explained in Appendix 1.

4.	We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

5.	Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 ‘Engagements to perform agreed-upon procedures regarding financial information’. Our procedures, as stated in our agreement, did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of any assurance on the data provided to us by the Originator. We do not express such assurance. Had we performed additional procedures or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.

6.	It is the responsibility of the Joint Lead Managers to make due diligence enquiries concerning the Originator’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in the prospectus to enable the Joint Lead Managers to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

7.	Our obligations in respect of this AUP report are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of the Originator and the Issuer or otherwise. Nothing in this AUP report, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have in our capacity as auditors of any financial statements of the Originator and the Issuer.

8.	This AUP report is solely for your use in connection with the purpose specified above and as set out in our Engagement Letter. No part of this report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully,

PricewaterhouseCoopers LLP
Chartered Accountants

Appendix 1 to the AUP Report

Agreed Upon Procedures on a Selected Sample from the Extraction File

In accordance with your instructions, the size of the sample (the “Selected Sample”) has been based on statistical sampling techniques using the following criteria:

●	99% confidence level
●	0% expected error rate
●	1% maximum error rate

You have asked us to assume that the population of mortgage loans is homogeneous and the size of the resulting Selected Sample is 451. You have agreed the resultant calculated sample size as being sufficient and appropriate for the purposes of this engagement.

We selected a random sample of 451 mortgage loans (the “Primary Sample”) from an Excel file entitled “Brass 9 3rd Pool Cut Feb 2020 v2 - PwC.xlsx” (the “Extraction File”) provided to us by the Originator which details a list of account numbers and various attributes covering the pool of mortgage loans as at 29 February 2020 (the “Cut Off Date”).

In addition, we selected a reserve sample of 30 mortgage loans (the "Reserve Sample") from the Extraction File, to be used to replace any mortgage loans in the Primary Sample where the mortgage loan was not present or had been redeemed between the Cut-Off Date and the date of our testing.

1 of the mortgage loans from the Reserve Sample were used to replace accounts not present at the Cut-Off Date, or which had redeemed between the Cut-Off Date and the date of our testing. The 450 remaining mortgage loans in the Primary Sample, together with the 1 mortgage loan from the Reserve Sample, represent the "Selected Sample".

For the purposes of the procedures:

●	the term “Primary System” or “Mortgage System” in each case refers to “YBS Live”.

●	the term “Mortgage File” in each case refers to scanned or hard copy documents in relation to a particular mortgage loan, including the relevant application form, initial and, if applicable, latest Offer Letter, Mortgage Deed, Certificate of Title (“COT”), Report on Title (“ROT”), Title Deeds, Valuation Report and any other scanned or hard copy documents relevant to the mortgage loan provided to us by Accord Mortgages Limited.

●	The term “Offer Letter” refers to a mortgage offer letter or other document prepared by Accord Mortgages Limited which is addressed to the borrower.

●	The term “Title Deeds” refers to the Land Registry Title Deed accessed online from the HM Land Registry Direct (www.landregistrydirect.gov.uk) or by using the Land Registry “Charge Validation Service”, copies of such documents in the Mortgage File or equivalent sources or documents (such as the Standard Security, Land Certificate or Charge Certificate obtained from Land and Property Services of Northern Ireland, or Registers of Scotland as applicable), or a letter from a solicitor confirming that the title deeds are held on your behalf.

●	The term “Valuation Report” includes:

o	A Mortgage Valuation Report (“MVR”, being a valuation based on an internal and external inspection of the property); and
o	Where such a report can not be located, an extract of the report from the Quest system.
●	References to the lender’s underwriting policy refers to your underwriting policies and practices in force at the time the loan was originated. You have agreed to provide relevant underwriting policies if we think it necessary to perform the procedures.

When checking that a document bears a signature, we only checked the existence of a signature and made no representation on the integrity of the signature.

We did not undertake any procedures to confirm compliance of the mortgage loans with your origination or valuation policies and procedures, and will not perform any procedures on data fields appearing in the Extraction File other than as referred to below.

We did not undertake any procedures to test the validity of management’s response to exceptions as displayed in the table below. Exceptions have been reported at a subtest level.

We performed the following tests in relation to each mortgage loan selected in the Sample and reported our findings, indicating as exceptions those items where amounts or attributes appearing on the Extraction File did not agree to the relevant source documents or an item otherwise failed a test as set out below, or indicating where we were unable to perform a test because the document was unavailable:

Description of Agreed-Upon Procedure	Results

1.  Borrower Name

Compared the borrower(s)’ first name (or initials) and surname shown in the data field “Borrower Name” in the Extraction File to the name(s) (or initials) to the following:

a)       Mortgage loan application

b)       Latest Offer Letter.

c)        Certificate of title (“COT”)

The following tolerances have been applied in performing these procedures:

●       Legal change of borrower(s)’s names (due to e.g. marriage/divorce) have not been counted as an exception, provided that there was evidence of such change provided in the mortgage file.

●       Immaterial spelling mistakes (such as reversing initials or names) where there is no ambiguity raised about the identity of the borrower(s) have not been reported as an exception.

1a) No exceptions noted. 1b) No exceptions noted. 1c) Two exceptions noted due to the COT not being located.

Description of Agreed-Upon Procedure	Results

2.    Property Address

Compared the property address (including house number and/or house name, street name, county and postcode) shown in the data field “Borrower Address” in the Extraction File to the following:

a)       Latest Offer Letter

b)      Valuation report

c)       Certificate of title (COT)

The following tolerances have been applied in performing these procedures:

●        In the case of a new build property (as evidenced by data fields “AR132” in the Extraction File), differences in the property number and/or postcode, provided the street name and out code were in agreement.

●        Differences where the postcode has been amended due to Royal Mail boundary changes, as determined by reference to the “Address Finder” function on www.royalmail.com.

●        In cases where an address has been changed, where we have confirmation of the change in address on the Mortgage File as evidenced by change of address form or a letter from a solicitor.

2a) No exceptions noted. 2b) No exceptions noted. 2c) Two exceptions noted due to the COT not being located.
3. Property Tenure Compared the tenure of the property shown in the data field “Prpty-Tenure” in the Extraction File to: a) the original Offer Letter and; b) the Valuation Report.	3a) No exceptions noted. 3b) One exception noted.
4. Amount Advanced

Description of Agreed-Upon Procedure	Results

Compared the value appearing in the data field “AR66” in the Extraction File to the net amount advanced shown on the Offer Letter.

The following tolerance has been applied in performing this procedure:

●         Differences of less than or equal 0.5% of the amount advanced.

4) No exceptions noted.
5. Original Loan Term Compared the loan term appearing in the data field “AR61” in the Extraction File to the loan term in the latest Offer Letter.	5) One exception noted.
6. Valuation Date Agreed the date appearing in the data field “AR138” in the Extraction File is within 6 months of date of the Valuation Report.	6) No exceptions noted.
7. Valuation Amount Compared the value appearing in the data field “AR136” in the Extraction File to the following: a) Mortgage System; and b) Valuation Report.	7a) No exceptions noted. 7b) No exceptions noted.

8.    Signatories

Reported whether the following documents bore signatures or had been acknowledged electronically:

a)      certificate of title (COT) or report on title (ROT) (signed by both applicant(s) and conveyancer);

b)      mortgage application form declaration; and

c)      Valuation Report.

For procedure 8b) we have not reported as an exception instances where an electronic application form containing a customer declaration section was observed.

8a) Two exceptions noted due to the COT not being located. 8b) No exceptions noted. 8c) No exceptions noted.
9. Repayment Type

Description of Agreed-Upon Procedure	Results

Compared the repayment type appearing in the data field “AR69” in the Extraction File to the following:

a)      Mortgage System; and

b)      Latest offer or deed of variation where applicable for a product switch.

We have not reported as an exception instances where the repayment type does not agree to the relevant mortgage Offer Letter but is supported by evidence on the Mortgage File, such as a letter of request from the borrower, indicating an amended repayment type.

9a) No exceptions noted. 9b) No exceptions noted.

10. Underwriting guidelines

For each of the sample, reported whether the amount advanced in “AR66” in the Extraction File is equal or lower than the maximum amount the borrower(s) was able to borrow based on the income multiple / affordability criteria used in approving the mortgage offer, as outlined in the mortgage underwriting guidelines provided to us by the Originator in the files named “New Lending Limits.docx” and “Historical LTIs.xlsx”.

10) Two exceptions noted.

11.    Interest rate

a)      Compared the interest rate appearing in the data field “AR109” in the Extraction File to the latest Offer Letter. We have reported as an exception where the interest rate in the Extraction File does not agree to the latest Offer Letter.

b)      Compared the interest type appearing in the data field “AR107” in the Extraction File to the latest Offer Letter.

c)      Compared the interest rate reset date appearing in the data field “AR113” in the Extraction File to the latest Offer Letter.

11a) No exceptions noted. 11b) No exceptions noted. 11c) No exceptions noted. 11d) No exceptions noted. 11e) No exceptions noted. 11f) No exceptions noted.

Description of Agreed-Upon Procedure	Results

d)     Compared the interest rate appearing in the data field “AR109” in the Extraction File to the Mortgage System.

e)     Compared the interest rate reset date appearing in the data field “AR113” in the Extraction File to the Mortgage System.

f)       Compared the second interest rate reset date appearing in the data field “AR115” in the Extraction File to the date on the Mortgage System.

g)     Compared the second interest rate reset date appearing in the data field “AR115” in the Extraction File to the latest Offer Letter.

11g) No exceptions noted.

12. Origination Date

Compared the origination date appearing in the data field “AR55” in the Extraction File to the origination date on the Certificate of Title.

Where there is evidence of a delayed completion we compared the completion date as per the Extraction File agrees to the date on the solicitor correspondence.

The following tolerances have been applied in performing these procedures:

-      We have not reported as exception where there is a difference equal or less than 7 days.

12) Two exceptions noted due to the COT not being located.

13.    Income Verification

For each of the sample, we have reported as an exception if at least one of the following is not contained within the mortgage file:

i.            Salary confirmation from employer

ii.            Payslip

iii.            Bank statements indicating income verification

For self-employed borrowers, as indicated through the “AR21” data field, we have confirmed that the underwriter has examined financial accounts, letter from accountant or tax assessments by HMRC.

13) No exceptions noted.

Description of Agreed-Upon Procedure	Results

For retired borrowers, as indicated through the “AR21” data field, we have reported as an exception if a letter from the pension provider or bank statements indicating income verification are not contained within the mortgage file.

We have not performed any procedures to test the accuracy or appropriateness of the supporting information obtained.

14. Current Balance

Compared the Current Balance appearing in the data field “AR67” in the Extraction File to the current balance shown on the Mortgage System as at the cut-off date with a +/- £1 tolerance.

14) No exceptions noted.

15.    Arrears

a)       Compared the balance in arrears value appearing in the data field “AR169” in the Extraction File to the historical arrears information on the Mortgage System as at the Cut Off date.

b)      Compared the number of months in arrears value appearing in the data field “AR170” in the Extraction File to the number of months in arrears on the Mortgage System as at the Cut Off date.

15a) No exceptions noted. 15b) No exceptions noted.

16.  CCJ Check

For each of the sample we have confirmed that:

a)     the number of unsatisfied CCJs appearing in the data field “AR33” in the Extraction File agrees to the CCJ system search conducted at the time of origination.

b)      the number of satisfied CCJs appearing in the data field “AR31” in the Extraction File agrees to the CCJ system search conducted at the time of origination.

c)       the value of unsatisfied CCJs appearing in the data field “AR34” in the Extraction File agrees to the CCJ system search conducted at the time of origination.

16a) No exceptions noted. 16b) No exceptions noted. 16c) No exceptions noted. 16d) No exceptions noted.

Description of Agreed-Upon Procedure	Results
d) the value of satisfied CCJs appearing in the data field “AR32” in the Extraction File agrees to the CCJ system search conducted at the time of origination.

17. Employment Status

Compared the employment status appearing in the data field “AR21” in the Extraction File to the Application Form.

We have not reported as an exception where the employment status does not match to the primary borrower per the application form, but does match the secondary borrower.

17) No exceptions noted.

18. Borrower Income Certification Check

Compared the borrower income certification check type flag appearing in the data field “AR27” in the Extraction File to the borrower income certification on the Mortgage System.

18) No exceptions noted.
19.Property Type Compared the property type appearing in the data field “AR131” in the Extraction File to the property type identified on the Valuation Report.	19) One exception noted.

20. New Build Property

For each of the sample flagged as being a new build property, as indicated by the data field “AR132” in the Extraction File, confirmed that the year the property was built per the Valuation Report was equal to 2 or less years than before the loan origination date as stated on the Certificate of Title.

20) No exceptions noted.

Description of Agreed-Upon Procedure	Results
Warranty 1	Warranty 1) No exceptions noted.

Description of Agreed-Upon Procedure	Results
Agreed the number of months from inception to the Cut Off Date as or greater than or equal to two, with reference to data field “AR55” and the Cut Off date, for all loans in the Extraction File.

Warranty 2

Agreed the Age of applicant one and applicant two (if applicable) as greater than or equal to eighteen at the Loan Origination Date, with reference to data fields “AR18”, “AR20” and “AR55”, for all loans in the Extraction File.

As “AR18” and “AR20” give the year of birth only, the borrower date of birth has been taken as the 1 January for the purposes of this test.

Warranty 2) No exceptions noted.

Warranty 3

Agreed that the period between the maturity date and the “Final Maturity Date” of 18 June 2068 as greater than or equal to three years, with reference to data field “AR56” and the Final Maturity Date, for all loans in the Extraction File.

Warranty 3) No exceptions noted.
Warranty 4 Agreed the Arrears Balance (data field “AR169” in the Extraction File) as zero for all loans in the Extraction File.	Warranty 4) No exceptions noted.
Warranty 5 Agreed that primary and secondary income have been flagged as “Verified”, with reference to data fields “AR27” and “AR29”, for all loans in the Extraction File.	Warranty 5) No exceptions noted.
Warranty 6 Agreed that occupancy has been flagged as “Owner-occupied”, with reference to data field “AR130”, for all loans in the Extraction File.	Warranty 6) No exceptions noted.
Warranty 7 Agreed that Help to Buy Scheme Type has been flagged as “No or not applicable”, with reference to data field “AR105”, for all loans in the Extraction File.	Warranty 7) No exceptions noted.
Warranty 8 Agreed the offset savings balance as zero, with reference to data field “AR102”, for all loans in the Extraction File.	Warranty 8) No exceptions noted.

Description of Agreed-Upon Procedure	Results

Warranty 9 Agreed that no loans in the Extraction File are flagged as right to buy, with reference to data field “AR23”.	Warranty 9) No exceptions noted.
Warranty 10 Agreed the Current Loan to Value as at the Cut Off Date as less than or equal to 90%, with reference to data field “AR141”, for all loans in the Extraction File.	Warranty 10) No exceptions noted.

Warranty 11

Agreed that the period between the interest reversion date and the Cut Off Date as less than or equal to five years and six months, with reference to data field “AR113” and the Cut Off Date, for all loans marked as Fixed Rate loans (as per data field “AR107”) in the Extraction File.

Warranty 11) No exceptions noted.
Warranty 12 Agreed the Current Loan Balance as at the Cut Off Date as less than or equal to £2,000,000, with reference to data field “AR67”, for all loans in the Extraction File.	Warranty 12) No exceptions noted.
Warranty 13 Agreed that the credit score appearing in the data field “AR220” is equal or higher than 250 for all loans in the Extraction File	Warranty 13) No exceptions noted.

Appendix 2 to the AUP Report

Engagement Letter dated 27 May 2020

PRIVATE AND CONFIDENTIAL

The Directors
Yorkshire Building Society (the “Initial Notes Purchaser”)
Yorkshire House,
Yorkshire Drive,
Bradford,
West Yorkshire
BD5 8LJ

The Directors
Accord Mortgages Limited (the “Originator”)
Yorkshire House,
Yorkshire Drive,
Bradford,
West Yorkshire
BD5 8LJ

The Directors
Brass No.9 Plc (the “Issuer”)
C/o Wilmington Trust SP Services (London) Limited,
Third Floor,
1 King’s Arms Yard,
London,
EC2R 7AF

Lloyds Bank Corporate Markets Plc (A “Joint Lead Manager”)
25 Gresham Street,
London,
EC2V 7HN

Citigroup Global Markets Limited (A “Joint Lead Manager”)
33 Canada Square,
London,
E14 5LB

Barclays Bank PLC, acting through its investment bank (A “Joint Lead Manager”)
5 The North Colonnade,
Canary Wharf,
London
E14 4BB

27 May 2020

Dear Sirs

Agreed upon procedures in respect of Accord Mortgages Limited (the “Originator”) in connection with the proposed Brass No.9 residential mortgage backed securities transaction (the “Transaction”).

Thank you for engaging us to provide you with the services, on terms which are described in this letter, and the attached terms of business (version ToB 02/20 attached as Appendix 2, the “Terms of Business”). These together form the agreement between us.

Background and purpose

You have instructed us to provide the services set out in Appendix 1 – “Proposed form of AUP Report” and to produce a report (the “Pool Audit AUP Report”).

The Pool Audit AUP Report will be provided to assist the Issuer, the Originator and the Joint Lead Managers in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, and for the purpose of any defence that they may wish to advance in any claim or proceedings in connection with the Transaction.

This engagement letter is addressed to the directors of the Issuer, the directors of the Originator, Initial Note Purchaser and the Joint Lead Managers.

Use and distribution of the AUP Reports

You may include a copy of the Pool Audit AUP Report in the bible of transaction documents of the Transaction prepared for the Originator, the Issuer and the Joint Lead Managers. The Originator, Issuer or Joint Lead Managers may also disclose the Pool Audit AUP Report to rating agencies, provided that it is clearly understood by the rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such Pool Audit AUP Report will be accompanied by letters to this effect in a form agreed between the rating agency and ourselves. We will not be responsible for any actions taken by a rating agency as a result of receiving a copy of the Pool Audit AUP Report.

Where required, the Originator and/or Issuer may also include a copy of the Pool Audit AUP Report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

Additionally, the Originator and/or Issuer may file a copy of the Pool Audit AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our Pool Audit AUP Report whether via EDGAR or otherwise.

We understand that a STS verification agent may be utilised for the issuance. The Originator and/or Issuer or one of the Joint Lead Managers may also disclose the Pool Audit AUP Report to the STS verification agent, provided that it is clearly understood by the STS Verification agent that it enjoys receipt for information purposes only, that it does not acquire any rights against PwC and that such Pool Audit AUP Report will be accompanied by a letter to this effect in a form to be agreed between the STS verification agent and ourselves.

Our Pool Audit AUP Report may not be referred to in any other document (except that reference may be made to its existence in any contract or other communication between the Originator and/or the Issuer, and/or ourselves). However, should you wish to make a reference to the existence of an agreed upon procedures report in the Prospectus, you may do so using the following language (or alternative language subsequently agreed between you and us):

“Article 22(2) of Regulation (EU) 2017/2402 requires that: “A sample of the underlying exposures shall be subject to external verification prior to issuance of the securities resulting from the securitisation by an appropriate and independent party, including verification that the data disclosed in respect of the underlying exposures is accurate.” On 20 April 2018 the European Banking Authority issued draft guidance on the STS criteria for non-ABCP securitisation stating that, for the purposes of Article 22(2) of Regulation (EU) 2017/2402, confirmation that this verification has occurred should be included in the offering circular or in the transaction documentation and that the confirmation that the verification has occurred should indicate which parameters have been subject to the verification and the criteria that have been applied for determining the representative sample.

Accordingly, an independent third party has performed agreed upon procedures on the warranties described in Appendix 1 of the AUP Report.

The third party undertaking the review has reported the factual findings to the parties to the engagement letter. The third party undertaking the review only accepts a duty of care to the parties to the engagement letters governing the performance of the agreed upon procedures and to the fullest extent permitted by law shall have no responsibility to anyone else in respect of the work it has performed or the reports it has produced save where terms are expressly agreed.”

The Services

You have instructed us to provide the services set out Appendix 1 – “Proposed form of AUP Report”.

We will perform the limited scope procedures and provide you with the Pool Audit AUP Report detailing the procedures that we have performed and our findings. The limited scope procedures we will perform are set out in Appendix 1 – “Proposed form of AUP Report” . During the course of our work a variation may be necessary in the scope of the procedures or source documents subject to our procedures. We will discuss such changes with you and reflect the revised procedures in the Pool Audit AUP Report.

We will perform our work in accordance with the International Standard on Related Services (ISRS) 4400 ‘Engagements to perform agreed-upon procedures regarding financial information.’

Your responsibilities

It is the Originator’s responsibility to take all reasonable care to ensure that any data provided to us has been properly extracted from the Originator’s computer systems and for the creation and maintenance of all accounting records supporting that data.

You are responsible for determining whether the scope of the services is sufficient for your purposes.

Limitations

The Pool Audit AUP Report will not include a description of the accounting systems or the processes for generating and maintaining the documents examined and other accounting records. Nor will it include an evaluation of the findings. For the avoidance of doubt we will not perform any procedures to check the completeness or accuracy of the data in the Mortgage System other than as explained above.

The procedures we perform under this engagement letter will not constitute an audit or review made in accordance with any generally accepted auditing standards and, consequently, no assurance will be expressed. Furthermore, they will not necessarily reveal matters of significance with respect to any material misstatement, misrepresentation or fraud in relation to the information provided to us.

Our obligations under this engagement letter are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have as your auditors or otherwise. Nothing in this engagement letter, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have in our capacity as auditors of any of the financial statements of the Originator.

Our work and findings shall not in any way constitute advice or recommendations (and we accept no liability in relation to any advice or recommendations) regarding any commercial decisions associated with the Mortgage Files. We do not consider that the Services amount to regulated activities for the purposes of the Financial Services and Markets Act 2000.

Timetable and duration

We commenced on 1 April 2020 and will aim to submit our draft report to you for discussion on 27 May 2020. We will keep you informed of our progress and of any proposed changes in this timetable.

Staffing

Martin Cross is the person in charge of providing the services to you, assisted by Luke Price and such other staff as we believe are required. If we believe that it is necessary for us to change any of the named individuals we will let you know.

Client contact

You have designated Annie Dunster to be our primary contact when delivering the services as a person with the knowledge, experience and ability to make decisions in relation to the services and our recommendations.

Fees

Our fees will be calculated in accordance with the “Basis of fees” clause in the attached terms of business, unless alternative arrangements are agreed. Details of our fees will be subject to separate communication.

Terms of business

Liability limitation

We draw your attention to clause 8 in the attached terms of business, which amongst other things limits total liability for all claims connected with the services or this agreement.

Agreed amendments to the terms of business:

●	Clause 2.2(iv) shall be amended to read “your group members and your group member’s legal and professional advisers as long as you tell them, in advance, that we accept no liability to them and that no onward disclosure may be made.
●	Clause 2.3 shall be deleted and replaced with the following wording – We accept no liability to anyone, other than you, in connection with our services, unless otherwise agreed by us in writing. The Originator agrees to reimburse us for any liability (including legal costs) that we incur in connection with any claim by anyone else in relation to the services.
●	Clause 3.1, 4 and 11.3 shall only apply to the Originator and the Issuer.
●	Clause 5.2 shall not apply to Citigroup Global Markets Limited, and will be replaced for this party with the following – “We may wish to refer to you and the services we have performed for you when marketing our services. You agree that we may do so, as long as we do not disclose your confidential information, and that your prior consent is granted before your name is used in and PwC marketing materials.”
●	In Clause 8 our liability will be limited to a maximum amount of £5 million and, subject to that overall financial limit, to the part of any loss suffered which is proportional to our responsibility. This limit applies to the Services set out in this engagement letter;
●	Clause 8.6 is inserted to read “Notwithstanding the provisions of 13.3, your liability to us is several and not joint. Each of you will be liable to us for your own obligations under this agreement and not for breaches by any other.”
●	Clause 12.3 shall be deleted and replaced by the following wording – Any claims must be brought no later than 6 years after the date the claimant should have been aware of the potential claim and, in any event no later than 6 years after any alleged breach;
●	Clause 13.3 is replaced by: “Your actions – Where you consist of more than one party, termination of the contract by one party will result in the termination of the contract by all parties. The provisions of this clause 13.3 do not relate to your liability to us which is expressly governed by clause 8.6 above.”

Confirmation of agreement

Please confirm your acceptance of the agreement by signing the enclosed copy and returning it to us.

Yours faithfully

/s/ Martin Cross
Martin Cross
For and on behalf of PricewaterhouseCoopers LLP

Copy letter to be returned to PricewaterhouseCoopers LLP

I accept the contents of this letter for and on behalf of Yorkshire Building Society

ALASDAIR LENMAN

Signed

/s/ Alasdair Lenman

Position CFO

Date 28/5/20

Signed for and on behalf of Brass No.9 plc

Signed

Name

Position

Date

Copy letter to be returned to PricewaterhouseCoopers LLP

I accept the contents of this letter for and on behalf of Yorkshire Building Society

Signed

Position

Date

Signed for and on behalf of Brass No.9 plc

/s/ Daniel Wynne
Signed

Daniel Wynne
Name

Director
Position

28 May 2020
Date

Signed for and on behalf of Accord Mortgages Limited

/s/ Rob Purdy
Signed

Rob Purdy
Name

DIRECTOR OF FINANCE
Position

27/5/2020
Date

Signed for and on behalf of Lloyds Bank Corporate Markets Plc

Signed

Name

Position

Date

Signed for and on behalf of Accord Mortgages Limited

Signed

Name

Position

Date

Signed for and on behalf of Lloyds Bank Corporate Markets Plc
/s/ M. Cooke
Signed

M. COoke
Name

MD - SPG
Position

27/5/20.
Date

Signed for and on behalf of Citigroup Global Markets Limited

/s/ Mark Collier
Signed

MARK COLLIER
Name

M.D.
Position

27/5/20.
Date

Signed for and on behalf of Barclays Bank PLC, acting through its investment bank

Signed

Name

Position

Date

Signed for and on behalf of Citigroup Global Markets Limited

Signed

Name

Position

Date

Signed for and on behalf of Barclays Bank PLC, acting through its investment bank
/s/ Kashif Hussain
Signed

Kashif Hussain
Name

Director
Position

27/05/2020
Date

Appendix 1 - Proposed form of AUP Report

This draft is furnished solely for the purpose of indicating the procedures agreed upon and the form of the AUP Report that we would expect to be able to furnish to the Originator, the Issuer and the Joint Lead Managers. Based on our discussions with the Originator, the Issuer and the Joint Lead Managers, it is our understanding that the procedures outlined in this draft report are those you wish us to follow.  Unless we are informed otherwise, we will assume that there are no additional procedures you wish us to follow.  The text of the report itself will depend, of course, on the results of the procedures.

PRIVATE AND CONFIDENTIAL

The Directors

Yorkshire Building Society (the “Initial Notes Purchaser”)

Yorkshire House,

Yorkshire Drive,

Bradford,

West Yorkshire

BD5 8LJ

The Directors

Accord Mortgages Limited (the “Originator”)

Yorkshire House,

Yorkshire Drive,

Bradford,

West Yorkshire

 BD5 8LJ

The Directors

Brass No.9 Plc (the “Issuer”)

C/o Wilmington Trust SP Services (London) Limited,

Third Floor,

1 King’s Arms Yard,

London,

EC2R 7AF

Lloyds Bank Corporate Markets Plc (A “Joint Lead Manager”)

25 Gresham Street,

London,

EC2V 7HN

Citigroup Global Markets Limited (A “Joint Lead Manager”)

33 Canada Square,

London,

E14 5LB

Barclays Bank Plc (A “Joint Lead Manager”)

5 The North Colonnade,

Canary Wharf,

London

E14 4BB

[x] 2020

Dear Sirs

Agreed upon procedures in respect of Accord Mortgages Limited (the “Originator”) in connection with the proposed Brass No.9 residential mortgage backed securities transaction (the “Transaction”).

1.	This AUP report is produced in accordance with the terms of our agreement dated [x] 2020 (the “Engagement Letter”), a copy of which is attached as Appendix 2.

2.

The AUP Report will be provided to assist the Issuer, the Originator and the Joint Lead Managers in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, and for the purpose of any defence that they may wish to advance in any claim or proceedings in connection with the Transaction.

3.

 It is the Originator’s responsibility to take all reasonable care to ensure that any data provided to us has been properly extracted from the Originator’s computer systems and for the creation and maintenance of all accounting records supporting that data. For the avoidance of doubt we have not performed any procedures to check the completeness or accuracy of the data in the Mortgage System, other than as explained in Appendix 1.

4.	We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

5.

Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 ‘Engagements to perform agreed-upon procedures regarding financial information’. Our procedures, as stated in our agreement, did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of any assurance on the data provided to us by the Originator. We do not express such assurance. Had we performed additional procedures or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.

6.

It is the responsibility of the Joint Lead Managers to make due diligence enquiries concerning the Originator’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in the prospectus to enable the Joint Lead Managers to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

7.

Our obligations in respect of this AUP report are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of the Originator and the Issuer or otherwise. Nothing in this AUP report, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have in our capacity as auditors of any financial statements of the Originator and the Issuer.

8.

This AUP report is solely for your use in connection with the purpose specified above and as set out in our Engagement Letter. No part of this report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully,

PricewaterhouseCoopers LLP

Chartered Accountants

[x] 2020

Appendix 1 to the AUP Report

x

Agreed Upon Procedures on a Selected Sample from the Extraction File

In accordance with your instructions, the size of the sample (the “Selected Sample”) has been based on statistical sampling techniques using the following criteria:

●	99% confidence level
●	0% expected error rate
●	1% maximum error rate

You have asked us to assume that the population of mortgage loans is homogeneous and the size of the resulting Selected Sample is 451. You have agreed the resultant calculated sample size as being sufficient and appropriate for the purposes of this engagement.

We selected a random sample of 451 mortgage loans (the “Primary Sample”) from an Excel file entitled “Brass 9 3rd Pool Cut Feb 2020 v2 - PwC.xlsx”  (the “Extraction File”) provided to us by the Originator which details a list of account numbers and various attributes covering the pool of mortgage loans as at 29 February 2020 (the “Cut Off Date”).

In addition, we selected a reserve sample of 30 mortgage loans (the “Reserve Sample”) from the Extraction File, to be used to replace any mortgage loans in the Primary Sample where the mortgage loan was not present or had been redeemed between the Cut-Off Date and the date of our testing.

[x] of the mortgage loans from the Reserve Sample were used to replace accounts not present at the Cut-Off Date, or which had redeemed between the Cut-Off Date and the date of our testing. The [x] remaining mortgage loans in the Primary Sample, together with the [x] mortgage loan from the Reserve Sample, represent the “Selected Sample”.

For the purposes of the procedures:

●	the term “Primary System” or “Mortgage System” in each case refers to “YBS Live”.

●

the term “Mortgage File” in each case refers to scanned or hard copy documents in relation to a particular mortgage loan, including the relevant application form, initial and, if applicable, latest Offer Letter, Mortgage Deed, Certificate of Title (“COT”), Report on Title (“ROT”), Title Deeds, Valuation Report and any other scanned or hard copy documents relevant to the mortgage loan provided to us by Accord Mortgages Limited.

●	The term “Offer Letter” refers to a mortgage offer letter or other document prepared by Accord Mortgages Limited which is addressed to the borrower.

●

The term “Title Deeds” refers to the Land Registry Title Deed accessed online from the HM Land Registry Direct (www.landregistrydirect.gov.uk) or by using the Land Registry “Charge Validation Service”, copies of such documents in the Mortgage File or equivalent sources or documents (such as the Standard Security, Land Certificate or Charge Certificate obtained from Land and Property Services of Northern Ireland, or Registers of Scotland as applicable), or a letter from a solicitor confirming that the title deeds are held on your behalf.

●	The term “Valuation Report” includes:

o	A Mortgage Valuation Report (“MVR”, being a valuation based on an internal and external inspection of the property); and
o	Where such a report can not be located, an extract of the report from the Quest system.

●

References to the lender’s underwriting policy refers to your underwriting policies and practices in force at the time the loan was originated. You have agreed to provide relevant underwriting policies if we think it necessary to perform the procedures.

When checking that a document bears a signature, we only checked the existence of a signature and made no representation on the integrity of the signature.

We did not undertake any procedures to confirm compliance of the mortgage loans with your origination or valuation policies and procedures, and will not perform any procedures on data fields appearing in the Extraction File other than as referred to below.

We did not undertake any procedures to test the validity of management’s response to exceptions as displayed in the table below. Exceptions have been reported at a subtest level.

We performed the following tests in relation to each mortgage loan selected in the Sample and reported our findings, indicating as exceptions those items where amounts or attributes appearing on the Extraction File did not agree to the relevant source documents or an item otherwise failed a test as set out below, or indicating where we were unable to perform a test because the document was unavailable:

Description of Agreed-Upon Procedure	Results

1. Borrower Name

Compared the borrower(s)’ first name (or initials) and surname shown in the data field “Borrower Name”  in the Extraction File to the name(s) (or initials) to the following:

a) Mortgage loan application

b) Latest Offer Letter.

c) Certificate of title (“COT”)

The following tolerances have been applied in performing these procedures:

●    Legal change of borrower(s)’s names (due to e.g. marriage/divorce) have not been counted as an exception, provided that there was evidence of such change provided in the mortgage file.

●    Immaterial spelling mistakes (such as reversing initials or names) where there is no ambiguity raised about the identity of the borrower(s) have not been reported as an exception.

Description of Agreed-Upon Procedure		Results

2. Property Address

Compared the property address (including house number and/or house name, street name, county and postcode) shown in the data field “Borrower Address” in the Extraction File to the following:

a)	Latest Offer Letter
b)	Valuation report
c)	Certificate of title (COT)

The following tolerances have been applied in performing these procedures:

●	In the case of a new build property (as evidenced by data fields “AR132” in the Extraction File), differences in the property number and/or postcode, provided the street name and out code were in agreement.

●	Differences where the postcode has been amended due to Royal Mail boundary changes, as determined by reference to the “Address Finder” function on www.royalmail.com.

●	In cases where an address has been changed, where we have confirmation of the change in address on the Mortgage File as evidenced by change of address form or a letter from a solicitor.

3. Property Tenure

Compared the tenure of the property shown in the data field “Prpty-Tenure” in the Extraction File to:

a)	the original Offer Letter and;
b)	the Valuation Report.

4. Amount Advanced

Compared the value appearing in the data field “AR66” in the Extraction File to the net amount advanced shown on the Offer Letter.

The following tolerance has been applied in performing this procedure:

Description of Agreed-Upon Procedure			Results

●	Differences of less than or equal 0.5% of the amount advanced.

5. Original Loan Term

Compared the loan term appearing in the data field “AR61” in the Extraction File to the loan term in the latest Offer Letter.

6. Valuation Date

Agreed the date appearing in the data field “AR138” in the Extraction File is within 6 months of date of the Valuation Report.

7. Valuation Amount

Compared the value appearing in the data field “AR136” in the Extraction File to the following:

	a)	Mortgage System; and
	b)	Valuation Report.

8. Signatories

Reported whether the following documents bore signatures or had been acknowledged electronically:

	a)	certificate of title (COT) or report on title (ROT) (signed by both applicant(s) and conveyancer);
	b)	mortgage application form declaration; and
	c)	Valuation Report.

For procedure 8b) we have not reported as an exception instances where an electronic application form containing a customer declaration section was observed.

9. Repayment Type

Compared the repayment type appearing in the data field “AR69” in the Extraction File to the following:

	a)	Mortgage System; and
	b)	Latest offer or deed of variation where applicable for a product switch.
We have not reported as an exception instances where the repayment type does not agree to the relevant mortgage Offer Letter but is supported by evidence on the Mortgage File, such

Description of Agreed-Upon Procedure		Results
as a letter of request from the borrower, indicating an amended repayment type.

10. Underwriting guidelines

For each of the sample, reported whether the amount advanced in “AR66” in the Extraction File is equal or lower than the maximum amount the borrower(s) was able to borrow based on the income multiple / affordability criteria used in approving the mortgage offer, as outlined in the mortgage underwriting guidelines provided to us by the Originator in the files named [“New Lending Limits.docx” and “Historical LTIs.xlsx”].

11. Interest rate

a)	Compared the interest rate appearing in the data field “AR109” in the Extraction File to the latest Offer Letter. We have reported as an exception where the interest rate in the Extraction File does not agree to the latest Offer Letter.

b)	Compared the interest type appearing in the data field “AR107” in the Extraction File to the latest Offer Letter.

c)	Compared the interest rate reset date appearing in the data field “AR113” in the Extraction File to the latest Offer Letter.

d)	Compared the interest rate appearing in the data field “AR109” in the Extraction File to the Mortgage System.

e)	Compared the interest rate reset date appearing in the data field “AR113” in the Extraction File to the Mortgage System.

f)	Compared the second interest rate reset date appearing in the data field “AR115” in the Extraction File to the date on the Mortgage System.

g)	Compared the second interest rate reset date appearing in the data field “AR115” in the Extraction File to the latest Offer Letter.

12. Origination Date

Description of Agreed-Upon Procedure		Results

Compared the origination date appearing in the data field “AR55” in the Extraction File to the origination date on the Certificate of Title.

Where there is evidence of a delayed completion we compared the completion date as per the Extraction File agrees to the date on the solicitor correspondence.

The following tolerances have been applied in performing these procedures:

-	We have not reported as exception where there is a difference equal or less than 7 days.

13. Income Verification

For each of the sample, we have reported as an exception if at least one of the following is not contained within the mortgage file:

i.	Salary confirmation from employer
ii.	Payslip
iii.	Bank statements indicating income verification

For self-employed borrowers, as indicated through the “AR21” data field, we have confirmed that the underwriter has examined financial accounts, letter from accountant or tax assessments by HMRC.

For retired borrowers, as indicated through the “AR21” data field, we have reported as an exception if a letter from the pension provider or bank statements indicating income verification are not contained within the mortgage file.

We have not performed any procedures to test the accuracy or appropriateness of the supporting information obtained.

14. Current Balance

Compared the Current Balance appearing in the data field “AR67” in the Extraction File to the current balance shown on the Mortgage System as at the cut-off date with a +/- £1 tolerance.

15. Arrears

a)	Compared the balance in arrears value appearing in the data field “AR169” in the Extraction File to the

Description of Agreed-Upon Procedure		Results
historical arrears information on the Mortgage System as at the Cut Off date.

b)	Compared the number of months in arrears value appearing in the data field “AR170” in the Extraction File to the number of months in arrears on the Mortgage System as at the Cut Off date.

16. CCJ Check

For each of the sample we have confirmed that:

a)	the number of unsatisfied CCJs appearing in the data field “AR33” in the Extraction File agrees to the CCJ system search conducted at the time of origination.

b)	the number of satisfied CCJs appearing in the data field “AR31” in the Extraction File agrees to the CCJ system search conducted at the time of origination.

c)	the value of unsatisfied CCJs appearing in the data field “AR34” in the Extraction File agrees to the CCJ system search conducted at the time of origination.

d)	the value of satisfied CCJs appearing in the data field “AR32” in the Extraction File agrees to the CCJ system search conducted at the time of origination.

17. Employment Status

Compared the employment status appearing in the data field “AR21” in the Extraction File to the Application Form.

We have not reported as an exception where the employment status does not match to the primary borrower per the application form, but does match the secondary borrower.

18. Borrower Income Certification Check

Compared the borrower income certification check type flag appearing in the data field “AR27” in the Extraction File to the borrower income certification on the Mortgage System.

19.Property Type

Compared the property type appearing in the data field “AR131” in the Extraction File to the property type identified on the Valuation Report.

Description of Agreed-Upon Procedure	Results

20. New Build Property

For each of the sample flagged as being a new build property, as indicated by the data field “AR132” in the Extraction File, confirmed that the year the property was built per the Valuation Report was equal to 2 or less years than before the loan origination date as stated on the Certificate of Title.

Description of Agreed-Upon Procedure	Results
Warranty 1

Agreed the number of months from inception to the Cut Off Date as or greater than or equal to two, with reference to data field “AR55” and the Cut Off date, for all loans in the Extraction File.

Warranty 2

Agreed the Age of applicant one and applicant two (if applicable) as greater than or equal to eighteen at the Loan Origination Date, with reference to data fields “AR18”, “AR20” and “AR55”, for all loans in the Extraction File.

As “AR18” and “AR20” give the year of birth only, the borrower date of birth has been taken as the 1 January for the purposes of this test.

Warranty 3

Agreed that the period between the maturity date and the “Final Maturity Date” of 18 June 2068 as greater than or equal to three years, with reference to data field “AR56” and the Final Maturity Date, for all loans in the Extraction File.

Warranty 4

Agreed the Arrears Balance (data field “AR169” in the Extraction File) as zero for all loans in the Extraction File.

Warranty 5

Agreed that primary and secondary income have been flagged as “Verified”, with reference to data fields “AR27” and “AR29”, for all loans in the Extraction File.

Warranty 6

Description of Agreed-Upon Procedure	Results
Agreed that occupancy has been flagged as “Owner-occupied”, with reference to data field “AR130”, for all loans in the Extraction File.

Warranty 7

Agreed that Help to Buy Scheme Type has been flagged as “No or not applicable”, with reference to data field “AR105”, for all loans in the Extraction File.

Warranty 8

Agreed the offset savings balance as zero, with reference to data field “AR102”, for all loans in the Extraction File.
Warranty 9

Agreed that no loans in the Extraction File are flagged as right to buy, with reference to data field “AR23”.

Warranty 10

Agreed the Current Loan to Value as at the Cut Off Date as less than or equal to 90%, with reference to data field “AR141”, for all loans in the Extraction File.

Warranty 11

Agreed that the period between the interest reversion date and the Cut Off Date as less than or equal to five years and six months, with reference to data field “AR113” and the Cut Off Date, for all loans marked as Fixed Rate loans (as per data field “AR107”) in the Extraction File.

Warranty 12

Agreed the Current Loan Balance as at the Cut Off Date as less than or equal to £2,000,000, with reference to data field “AR67”, for all loans in the Extraction File.

Warranty 13

Agreed that the credit score appearing in the data field “AR220” is equal or higher than 250 for all loans in the Extraction File

Appendix 2 to the AUP Report

Engagement Letter dated [x] 2020

Appendix 2 – Terms of Business

Appendix 2 – Terms of Business

Terms of business
1	Introduction
2	Services
3	Your responsibilities
4	Fees
5	Confidentiality
6	Intellectual property rights
7	Data protection
8	Liability
9	PwC firms and contractors
10	Materials
11	Termination
12	Dispute resolution
13	General
14	Interpretation

1	Introduction

1.1	Terms – These terms apply to the services you have engaged us to provide under the attached engagement letter. If anything in the terms is inconsistent with the engagement letter, the terms take precedence, unless the engagement letter specifically amends any of them.

1.2	Commencement – The agreement will start on the earlier of (i) the date of the engagement letter; and (ii) the commencement of the services.

2	Services

2.1	Services – We will perform the services described in the engagement letter with reasonable skill and care. You confirm that the scope is sufficient for your purpose. The services (including deliverables) are provided solely for you for the purpose set out in the engagement letter or the relevant deliverable.

2.2	Deliverables – You may not disclose a deliverable or make the benefit of the services available to anyone else or refer to the contents of a deliverable or the findings of our work, except (i) as stated in the engagement letter, (ii) with our prior written consent on terms to be agreed, (iii) where required by law or regulation, or (iv) to your lawyers or group members as long as you tell them, in advance, that we accept no liability to them and that no onward disclosure may be made.

2.3	Liability to you alone – We accept no liability to anyone, other than you, in connection with our services, unless otherwise agreed by us in writing. You agree to reimburse us for any liability (including legal costs) that we incur in connection with any claim by anyone else in relation to the services.

2.4	Changes – Either we or you may request a change to the services or the agreement. A change will be effective only when agreed in writing.

2.5	Extent of services – In performing the services, we will not (i) carry out an audit or other assurance engagement in accordance with applicable professional standards or (ii) attempt to detect or accept responsibility for detecting fraud or other wrongdoing.

2.6	Oral advice and draft deliverables – You may rely only on our final written deliverables and not on oral advice or draft deliverables. If you wish to rely on something we have said to you, please let us know so that we may prepare a written deliverable on which you can rely.

2.7	Deemed knowledge – In performing the services we will not be deemed to have information from other services.

3	Your responsibilities

3.1	Information – In order for us to advise you properly you will make sure that (i) any information we need is given to us by you, or anyone else working with or for you, and that all information given to us is (a) given promptly, (b) accurate and (c) complete; and (ii) any assumptions are appropriate. We will not verify any information given to us relating to the services.

3.2	Your obligations – Our performance depends on you performing your obligations under the agreement. We are not liable for any loss arising from you not fulfilling your obligations.

4	Fees

4.1	Payment for services – You agree to pay us for our services. Any estimate we may give you is not binding.

4.2	Basis of fees – Our fees may reflect not only time spent, but also such factors as complexity, urgency, inherent risks, use of techniques, know-how and research together with the level of skills and expertise required of the personnel needed to perform and review the services. Our fees may include any time spent travelling for the purpose of the services that cannot be used productively for other purposes.

4.3	Expenses – You will pay any reasonable expenses that we incur in connection with the services.

4.4	Taxes – You will also pay any taxes, including VAT, that are due in relation to our goods and services. You will pay us the full amount of any invoice, regardless of any deduction that you are required by law to make.

4.5	Invoices and payment – We may invoice you on a monthly basis. All invoices are payable 14 days after the date on the invoice. If you do not pay an invoice within 30 days of the date of the invoice, we may charge you interest at the rate set by law.

5	Confidentiality

5.1	Confidential information – We and you agree to use the other’s confidential information only in relation to the services, and not to disclose it, except where required by law or regulation or by a professional body of which we are a member. However, we may give confidential information (i) to other PwC firms and contractors as long as they are bound by confidentiality obligations, and (ii) to your advisers who are involved in this matter. We and other PwC firms may also use confidential information for any lawful business purpose as long as you or others cannot be identified. Nothing in the agreement will restrict your ability to disclose our advice concerning the tax (including social security) treatment or tax structure of any transaction, regardless of any confidentiality markings on any communications.

Page 1 of 3	PwC Terms of Business 02/20

5.2	Referring to you and the services – We may wish to refer to you and the services we have performed for you when marketing our services. You agree that we may do so, as long as we do not disclose your confidential information.

5.3	Performing services for others – You agree that we may perform services for your competitors or other parties whose interests may conflict with yours, as long as we do not disclose your confidential information and we comply with our ethical obligations.

6	Intellectual property rights

We will own the intellectual property rights in the deliverables and any materials created under the agreement, and you will have a non-exclusive, non-transferable licence to use the deliverables for your own internal purposes.

7	Data protection

7.1	Compliance – You and we will comply with applicable data protection legislation in relation to any personal data shared with us under the agreement.

7.2	Provision of personal data – You will not provide us with personal data unless the agreement requires the use of it or we request it from you. In respect of any personal data shared with us, we assume you have necessary authority for us to use and transfer it in accordance with the agreement, and that data subjects have been given necessary information regarding its use.

7.3	Data processing – Where we act as a controller, we may process personal data for the purposes of any of: (i) providing the services; (ii) administering, managing and developing our business and services; (iii) security, quality and risk management activities; (iv) providing you with information about us and our range of services; and (v) complying with any requirement of law, regulation or a professional body of which we are a member. Full details of how we use personal data can be found in our privacy statement at https://www.pwc.co.uk/who-we-are/privacy-statement.html.

7.4	Data transfers – We may transfer personal data shared with us to other PwC firms and contractors in relation to any of the purposes set out in clause 7. Some of these recipients may be located outside the European Union. We will carry out such transfers only where we have a lawful basis to do so, including to a recipient who is: (i) in a country which provides an adequate level of protection for personal data; or (ii) under an agreement which covers the EU requirements for the transfer of personal data to processors outside the EU.

7.5	Data processing service – where we act as processor in relation to your personal data, we will: (i) process it only on your lawful written instructions; (ii) implement appropriate measures designed to ensure its security, including by imposing confidentiality obligations on relevant personnel; (iii) transfer it only to sub-processors (as set out in our privacy statement) under a written contract which imposes obligations consistent with those in this clause 7.5 and you authorise us to transfer your personal data to them; (iv) provide you with reasonable assistance in carrying out any legally required data protection impact assessments, complying with the rights of data subjects and complying with your own data security obligations under applicable data protection legislation; (v) notify you without undue delay after becoming aware of a breach in respect of it; (vi) subject to clause 10.1, on your request either return or destroy it when the agreement ends; and (vii) on your written request, provide you with reasonable information necessary to demonstrate our compliance with this clause 7.5, which may include any available third party security audit reports.

8	Liability

8.1	Specific types of loss – You agree that we will not be liable for (i) loss or corruption of data from your systems, (ii) loss of profit, goodwill, business opportunity, anticipated savings or benefits or (iii) indirect or consequential loss.

8.2	Our liability – You agree that our total liability (including interest) for all claims connected with the services or the agreement (including but not limited to negligence) is limited to 3 times the fees payable for the services (excluding VAT) or £1,000,000, whichever is the greater.

8.3	Sharing of limit – Where we agree in writing to accept liability to more than one party, the limit on our liability in clause 8.2 will be shared between them, and it is up to those parties how they share it.

8.4	Unlimited liability – Nothing in the agreement will limit a person’s liability for (i) death or personal injury caused by that person’s negligence, (ii) that person’s fraud or (iii) anything else that cannot by law be limited.

8.5	Proportionality – If we are liable to you under the agreement, and another person would be liable to you in respect of the same loss (save for your contractual arrangements with them), then (i) the compensation payable by us to you in respect of that loss will be reduced; (ii) the reduction will take into account the extent of the responsibility of that other person for the loss; and (iii) in determining the extent of the responsibility of that other person for the loss, no account will be taken of (a) any limit or exclusion placed on the amount that person will pay or (b) any shortfall in recovery from that person (for whatever reason).

9	PwC firms and contractors

9.1	PwC firms and contractors – We may use other PwC firms (each of which is a separate and independent legal entity) or contractors to provide the services. We remain solely responsible for the services.

9.2	Restriction on claims – You agree not to bring any claim (including one in negligence) against another PwC firm , our contractors, or any individual in connection with the agreement. You will ensure that no group member, including your subsidiaries, associated companies and any holding company (unless a party to the agreement), both while they are a group member and thereafter, brings any claim against any PwC firm, our contractors, or any individual, in connection with the agreement.

10	Materials

10.1	Policy – We may retain copies of all materials relevant to the services, including any materials given to us by you or on your behalf. You are solely responsible for retaining any records you need.

10.2	Release – We do not release materials which belong to us (including our working papers and technology tools) unless otherwise agreed in writing. We may

Page 2 of 3	PwC Terms of Business 02/20

require a release letter from the recipient as a condition of disclosure.

10.3	Technology – Any technology tools (and their contents and outputs) that we share, unless otherwise agreed in writing: (i) remain our property, (ii) are not deliverables and may only be used at your own risk, and (iii) may not be provided to anyone else.

11	Termination

11.1	Immediate notice – Either we or you may end the agreement immediately by giving written notice to the other if (i) the other materially breaches it and does not remedy the breach within 14 days, (ii) the other is or appears likely to be unable to pay its debts or becomes insolvent or (iii) the performance of it (including the application of any fee arrangements) may breach a legal or regulatory requirement. Where we provide you with SRA regulated legal services as set out in clause 13.6 you may end the agreement immediately by giving us written notice.

11.2	30 days’ notice – Either we or you may end the agreement on 30 days’ written notice.

11.3	Fees payable on termination – You agree to pay us for all services we perform up to the date of termination. Where there is a fixed fee for services, you agree to pay us for the services that we have performed on the basis of the time spent at our then current hourly rates, up to the amount of the fixed fee. Any contingent element of the fees will remain payable in accordance with the engagement letter. If a contingent fee cannot be paid for regulatory reasons, you agree to pay for the work carried out under the contingent fee arrangement on the basis of time spent, unless alternative arrangements have been agreed.

12	Dispute resolution

12.1	Mediation – If a dispute arises, the parties will attempt to resolve it by discussion, negotiation and mediation before a claim is brought.

12.2	Law and jurisdiction – The agreement and any dispute arising from it, whether contractual or non-contractual, will be governed by English law and be subject to the exclusive jurisdiction of the English courts.

12.3	Limitation period – Any claims must be brought no later than 2 years after the date the claimant should have been aware of the potential claim and, in any event, no later than 4 years after any alleged breach.

13	General

13.1	Matters beyond reasonable control – No party will be liable to another if it fails to meet its obligations due to matters beyond its reasonable control.

13.2	Entire agreement – The agreement forms the entire agreement between the parties in relation to the services. It replaces any earlier agreements, representations or discussions. Subject to clause 8.4, no party is liable to any other party (whether for negligence or otherwise) for a representation that is not in the agreement.

13.3	Your actions – Where you consist of more than one party, an act or omission of one party will be regarded as an act or omission of all.

13.4	Assignment – No party may transfer or deal with their rights or obligations under the agreement without prior written consent, but we may novate the agreement to a transferee of all or part of our business. This novation will take effect on written notice from us so that (i) the transferee will be substituted for us with effect from the date specified in the notice and we will no longer have any rights and obligations under the agreement except in respect of work performed prior to that date and (ii) the combined aggregated liability of us and the transferee will not exceed the limit of our liability before the novation took place. We may also transfer or deal with our rights in any unpaid invoice without notice.

13.5	Rights of third parties – Except as set out in clause 9.2, a person who is not a party to the agreement has no rights under the Contracts (Rights of Third Parties) Act 1999 (as may be amended) to enforce any term of the agreement. The PwC firms and individuals referred to in those clauses may enforce them in their own right. Their consent is not required to vary or rescind the agreement.

13.6	Regulated legal services – Unless otherwise stated in the engagement letter the services are not regulated by the Solicitors Regulation Authority (SRA). Where we do provide SRA regulated legal services these are conducted in accordance with the SRA Standards and Regulations.

13.7	Quality of service – If you are not satisfied with the services, or have suggestions for improvement, please contact either your engagement leader or Margaret Cole, the executive board member responsible for quality, who is located at our registered office. We will look carefully and promptly at any complaint. You may also contact the Institute of Chartered Accountants in England and Wales. In the case of SRA regulated legal services or the conduct of authorised lawyers, you may be able to ask the Legal Ombudsman to consider the complaint. Further details of our complaints procedure are available on request or at http://www.pwc.co.uk/who-we-are/provision-of-services.html.

13.8	Survival – Any clause that is meant to continue to apply after termination of the agreement will do so including, but not limited to, 2.3, 2.4, 2.6, 2.7, 4, 5, 6, 7, 8, 9, 11.3, 12, 13 and 14.

14	Interpretation

In the agreement the following words and expressions have the meanings given to them below: contractors – any third party entity or individual engaged by a PwC firm

PwC firm – any entity or partnership within the worldwide network of PricewaterhouseCoopers firms and entities services – the services set out in the engagement letter

the agreement – these terms and the engagement letter to which they relate (including any schedules)

we, us or our – refers to PricewaterhouseCoopers LLP, a limited liability partnership incorporated in England (number OC303525) whose registered office is at 1 Embankment Place, London WC2N 6RH you, your – the party or parties to the agreement (excluding us)

Page 3 of 3	PwC Terms of Business 02/20